EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transitional Annual Report of Bluegreen Corporation (the "Company") on Form 10-KT for the nine-month period ended December 31, 2002 to be filed with the Securities and Exchange Commission on or about March 31, 2003 (the "Report"), we, George F. Donovan, Chief Executive Officer of the Company and John F. Chiste, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the nine-month period ended December 31, 2002.

Date:  March 25, 2003                  By: /S/ GEORGE F. DONOVAN
                                           -------------------------------------
                                           George F. Donovan
                                           President and
                                           Chief Executive Officer


Date:  March 25, 2003                  By: /S/ JOHN F. CHISTE
                                           -------------------------------------
                                           John F. Chiste
                                           Senior Vice President,
                                           Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is made solely pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and shall not be deemed part Report or of the incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to the Report.